Principal Variable Contracts Funds, Inc.

Supplement dated September 18, 2015
to the Statement of Additional Information dated May 1, 2015 as amended and restated July 28, 2015
(as supplemented on August 20, 2015)
(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective March 1, 2016, replace the rows related to Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime 2060 in the fourth management fee schedule under Management Agreement with the following:

Net Asset Value of Account
Account	Overall Fee
Principal LifeTime Strategic Income	0.00%
Principal LifeTime 2010	0.00%
Principal LifeTime 2020	0.00%
Principal LifeTime 2030	0.00%
Principal LifeTime 2040	0.00%
Principal LifeTime 2050	0.00%
Principal LifeTime 2060	0.00%

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